CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2012	Dec. 31, 2011
CONSOLIDATED BALANCE SHEETS [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 63,006,093	$ 15,869,894
Ordinary shares, par value per share	$ 0.0001	$ 0.0001
Ordinary shares, shares authorized	463,247,600	463,247,600
Ordinary shares, shares issued	267,287,253	267,287,253
Ordinary shares, shares outstanding	267,287,253	267,287,253